Exhibit 10.7

FIRST AMENDMENT TO CREDIT AGREEMENT

Dated as of September 27, 2006

among

INNKEEPERS USA TRUST

and

INNKEEPERS USA LIMITED PARTNERSHIP,

as Borrowers

WELLS FARGO BANK, N.A.,

as Administrative Agent, Sole Lead Arranger

and

THE LENDERS NAMED HEREIN,

as Lenders

$205,000,000

CALYON NEW YORK BRANCH

and

WACHOVIA BANK, NATIONAL ASSOCIATION

as Co-Syndication Agents

and

PNC BANK, NATIONAL ASSOCIATION

as Documentation Agent

First Amendment to Credit Agreement

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Agreement”) is entered into as of September 27, 2006, by and among INNKEEPERS USA TRUST, a Maryland real estate investment trust (the “Trust”), and INNKEEPERS USA LIMITED PARTNERSHIP, a Virginia limited partnership (the “Partnership”) (the Trust and the Partnership are individually called a “Borrower” and collectively called “Borrowers”), each Lender (defined below) party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells Fargo”), a national banking association, as Administrative Agent (in such capacity, together with its successors and permitted assigns, “Administrative Agent”).

R E C I T A L S

A. Reference is hereby made to that certain Credit Agreement dated as of July 23, 2004, executed by Borrowers, the Lenders party thereto (“Lenders”), and Administrative Agent (as amended, the “Credit Agreement”).

B. Capitalized terms used herein shall, unless otherwise indicated, have the respective meanings set forth in the Credit Agreement.

C. Borrower, Administrative Agent, and Lenders desire to (a) increase the amount of the Total Commitment in accordance with Section 2.6 of the Credit Agreement, and (b) otherwise modify certain provisions contained in the Credit Agreement, in each case subject to the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments to the Credit Agreement.

(a) Recital 1. is hereby deleted in its entirety and replaced with the following:

1. Borrowers have requested that Lenders extend to Borrowers a revolving credit facility having a maximum principal amount of $205,000,000 (subject to the provisions of Section 2.6).

(b) Section 1.1 is hereby amended to delete the definitions of “Applicable Margin,” “Capitalization Rate,” “Implied Debt Service,” and “Maturity Date” in their entirety and replace such definitions with the following:

“Applicable Margin” means, as of any date of determination:

(a) The interest margin over the Base Rate or LIBOR, as the case may be, based upon the Total Indebtedness to Implied Value Ratio, as stated in the table below:

Level	Total Indebtedness to Implied Value Ratio	Applicable Margin for LIBOR Borrowings	Applicable Margin for Base Rate Borrowings	Facility Fee per Annum
1	Less than or equal to 50%, but greater than 45%	1.75%	0.00%	0.10%
2	Less than or equal to 45%, but greater than 40%	1.55%	0.00%	0.10%
3	Less than or equal to 40%, but greater than 35%	1.40%	0.00%	0.10%
4	Less than or equal to 35%, but greater than 25%	1.25%	0.00%	0.10%
5	Less than or equal to 25%	1.15%	0.00%	0.10%

First Amendment to Credit Agreement

The Applicable Margin determined above in effect at any time (whether in the middle of an Interest Period or otherwise) is based upon the Total Indebtedness to Implied Value Ratio as determined from the Current Financials and related Compliance Certificate then most-recently received by Administrative Agent. The change in the Applicable Margin set forth above shall become effective on the first day of the first calendar month following Borrower’s delivery to Administrative Agent of written confirmation, in form and detail reasonably satisfactory to Administrative Agent, that the Total Indebtedness to Implied Value Ratio has changed; provided however, the initial Applicable Margin effective on the Closing Date shall be that under Level 3 above. If Borrowers fail to timely furnish to Administrative Agent any Financial Statements and related Compliance Certificate as required by this Agreement, then the maximum Applicable Margin applies from the date those Financial Statements and related Compliance Certificate are required to be delivered and remain in effect until Borrowers furnish them to Administrative Agent.

(b) Administrative Agent shall promptly notify each Credit Party and Borrowers of any change in the Applicable Margin, provided that the failure to provide such notice shall not affect the effective date of any such change.

“Capitalization Rate” means, with respect to any Hotel or any Borrowing Base Property, an amount equal to nine and one half percent (9.50%).

“Implied Debt Service” means, as of any date of determination, the annual Debt Service required to amortize the outstanding Commitment Usage as of such date assuming equal monthly payments of principal and interest over a period of thirty (30) years at an annual rate of interest equal to the greater of (a) one and one-half of one percent (1.50%) in excess of the rate published on the last business day of the calendar quarter immediately preceding such date of determination, in the United States Federal Reserve Statistical Release (H.15) for ten-year Treasury Constant Maturities, and (b) seven percent (7%).

“Maturity Date” means September 30, 2008 as such date may be extended pursuant to Section 3.21.

First Amendment to Credit Agreement	2

(c) Section 2.6(b)(iv) is hereby deleted in its entirety and replaced with the following:

(iv) After giving effect to the admission of any Subsequent Lender or the increase in the Commitment of any Increasing Lender, the aggregate of the Total Commitment does not exceed $275,000,000 (less the amounts of any permanent reductions pursuant to Section 3.2(c)) unless all Lenders consent in writing;

(d) Section 3.20(e) is hereby deleted in its entirety and replaced with the following:

(e) Extension Fees. Upon the extension of the Maturity Date, as provided in Section 3.21, Borrowers agree to pay Administrative Agent, on or before the original Maturity Date, for the ratable account of Consenting Lenders (as defined in Section 3.21), an extension fee equal to fifteen basis points (0.15%) of the Commitment of each Consenting Lender.

(e) Section 3.21 is hereby deleted in its entirety and replaced with the following:

3.21 Extension of Maturity Date. Borrowers may request one-year extensions of the Maturity Date by making such request in writing (an “Extension Request”) to Administrative Agent at least thirty (30) days prior to each September 30th during the term of this Agreement (except for the September 30th that is the then-existing Maturity Date). Administrative Agent shall promptly notify each Lender of any such Extension Request (the date Administrative Agent receives such Extension Request being the “Request Date”) and each Lender shall notify Administrative Agent within thirty (30) days after the Request Date whether such Lender consents to such extension; provided that the failure to respond by Administrative Agent or any Lender to an Extension Request shall be deemed to be a denial of such consent by such Person. If Lenders having a Pro Rata Share of at least sixty-six and two-thirds percent (66 2/3%) consent to such extension (such Lenders being “Consenting Lenders” and the Lenders not consenting being “Non-Consenting Lenders”) within thirty (30) days after the Request Date (the date Administrative Agent receives the necessary consents to such extension and receives or is deemed to have received the consent or denial of consent of all Lenders being the “Approval Date”), then the then-existing Maturity Date shall be extended for one (1) year as to the Consenting Lenders so long as (a) no Default or Potential Default exists, (b) Borrowers, on or before ninety (90) days after the Approval Date, either (i) pays to the Non-Consenting Lenders the Principal Debt owing to such Non-Consenting Lenders, together with all accrued unpaid interest thereon, all fees, and any Funding Loss payable under Section 3.18 owing to such Non-Consenting Lenders, in which case the Commitment of each such Non-Consenting Lenders shall be terminated, or (ii) effect one or more assignments from the Non-Consenting Lenders to a new Lender or Lenders pursuant to Section 13.11 who shall also consent to the extension of the then-existing Maturity Date, and (c) Borrowers pay to Administrative Agent, for the account of the Consenting Lenders, the extension fee set forth in Section 3.20(e). Any such assignment to a new Lender or Lenders shall be subject to the payment to the assigning Lender an amount equal to the Principal Debt owing to such assigning Lender as of the effective date of such assignment, together with all accrued unpaid interest thereon, all fees, and any Funding Loss payable under Section 3.18 as a result of such payment to the assigning Lender by the assignee Lender. Administrative Agent agrees to exercise its reasonable best efforts to assist Borrowers in identifying prospective assignees of the Non-Consenting Lenders’ Commitments hereunder; provided, however, that Administrative Agent has no obligation to ensure that any such assignees will agree to purchase assignments from the Non-Consenting Lenders. Any Non-Consenting Lender shall, on the effective date of the termination of such Non-Consenting Lender’s

First Amendment to Credit Agreement	3

Commitment or the assignment to another Lender described above, cease to be a “Lender” for purposes of this Agreement; provided that Borrowers shall continue to be obligated to such Lender under Section 7.12 with respect to Indemnified Liabilities (as defined in Section 7.12) arising prior to such date. If Borrowers fail to effect assignments from the Non-Consenting Lenders to a new Lender or Lenders within ninety (90) days after the Approval Date, then Borrowers may elect to not extend the then-existing Maturity Date, as provided herein, by giving Administrative Agent written notice thereof within ninety-five (95) days after the Approval Date. In such event, Borrowers shall not be required to pay the extension fee set forth in Section 3.20(e).

(f) Section 4.1(b) is hereby deleted in its entirety and replaced with the following:

(b) Intentionally Deleted.

(g) Section 4.4(a) is hereby deleted in its entirety and replaced with the following:

(a) Debt Service Coverage. Borrowers shall not permit, as of any date of determination, the ratio of (i) Adjusted NOI for the Borrowing Base Properties in the Borrowing Base as of such date for the twelve (12) month period ending on the date of determination, to (ii) Implied Debt Service, to be less than 1.90 to 1.0; provided however, that solely for the purpose of calculating the financial ratio referenced in this Section 4.4(a), for any Borrowing Base Property in service as a Qualified Property for less than twelve months (but for at least one full calendar quarter), the Adjusted NOI from such Borrowing Base Property shall be equal to the product of (x) the Adjusted NOI for such Borrowing Base Property for the calendar quarter immediately preceding the date of determination times (y) four (4); and provided, further, that such annualization in the aggregate may not constitute more than twenty percent (20%) of total Adjusted NOI.

(h) Section 13.11(c) is amended to delete the reference to $3,500 for administrative fee for processing assignments, and substitute in its place a reference to $4,500.

(i) Section 13.11(f) is hereby deleted in its entirety and replaced with the following:

(f) Administrative Agent. Notwithstanding anything contained herein to the contrary, if Administrative Agent (i) fails to maintain a minimum Commitment of $25,000,000 (or, if approved by Borrowers, $15,000,000), and (ii) no longer has a Commitment greater than or equal to the Commitment held by any other Lender, then Borrowers and Required Lenders (excluding Administrative Agent) may remove Wells Fargo as Administrative Agent and appoint a successor Administrative Agent as set forth in Section 12.8.

(j) Section 13 is hereby amended to add the following new Section 13.14:

13.14 USA Patriot Act Notice: The USA Patriot Act of 2001 (Public Law 107-56) and federal regulations issued with respect thereto require all financial institutions to obtain, verify and record certain information that identifies individuals or business entities which open an “account” with such financial institution. Consequently, Administrative Agent (for itself and/or as Administrative Agent for all Lenders hereunder) may from time-to-time request, and Borrower shall provide to Administrative Agent, Borrower’s name, address, tax identification number and/or such other identification information as shall be necessary for Administrative Agent and Lenders to

First Amendment to Credit Agreement	4

comply with federal law. An “account” for this purpose may include, without limitation, a deposit account, cash management service, a transaction or asset account, a credit account, a loan or other extension of credit, and/or other financial services product.

(k) Section 13 is hereby amended to add the following new Section 13.15:

13.15 Electronic Document Deliveries: Documents required to be delivered pursuant to the Loan Documents shall be delivered by electronic communication and delivery, including, the Internet, e-mail or intranet websites to which Administrative Agent and each Lender have access (including a commercial, third-party website such as www.Edgar.com or a website sponsored or hosted by Administrative Agent or Borrower) provided that (A) the foregoing shall not apply to notices to any Lender pursuant to Section 2.2 and (B) the Lender has not notified Administrative Agent or Borrower that it cannot or does not want to receive electronic communications. Administrative Agent or Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic delivery pursuant to procedures approved by it for all or particular notices or communications. Documents or notices delivered electronically shall be deemed to have been delivered twenty-four (24) hours after the date and time on which Administrative Agent or Borrower posts such documents or the documents become available on a commercial website and Administrative Agent or Borrower notifies each Lender of said posting and provides a link thereto provided if such notice or other communication is not sent or posted during the normal business hours of the recipient, said posting date and time shall be deemed to have commenced as of 9:00 a.m. on the opening of business on the next business day for the recipient. Notwithstanding anything contained herein, in every instance Borrower shall be required to provide paper copies of the Compliance Certificate required by Section 7.1 to Administrative Agent and shall deliver paper copies of any documents to Administrative Agent or to any Lender that requests such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender. Except for the Compliance Certificate required by Section 7.1, Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents delivered electronically, and in any event shall have no responsibility to monitor compliance by Borrower with any such request for delivery. Each Lender shall be solely responsible for requesting delivery to it of paper copies and maintaining its paper or electronic documents.

(I) Schedule 1 is hereby deleted in its entirety and replaced with Schedule 1 attached hereto.

2. Lenders and Commitments.

(a) The Lenders hereby agree that, as of the date hereof, each Lender’s Commitment is as set forth on Schedule 1 attached hereto.

(b) By their execution of this Amendment, each Lender that is an Increasing Lender pursuant to Section 2.6 hereby acknowledges and agrees to the increase in its Commitment set forth on Schedule 1 attached hereto.

First Amendment to Credit Agreement	5

3. Amendments to Credit Agreement and Other Loan Documents.

(a) All references in the Loan Documents to the Credit Agreement shall henceforth include references to the Credit Agreement as modified and amended by this Agreement, and as may, from time to time, be further modified, amended, restated, extended, renewed, and/or increased.

(b) Any and all of the terms and provisions of the Loan Documents are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.

4. Ratifications. Each Borrower (a) ratifies and confirms all provisions of the Loan Documents as amended by this Agreement, (b) ratifies and confirms that all guaranties and assurances, granted, conveyed, or assigned to the Credit Parties under the Loan Documents are not released, reduced, or otherwise adversely affected by this Agreement and continue to guarantee and assure full payment and performance of the present and future Obligation, and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents and certificates as Administrative Agent may reasonably request in order to create, preserve and protect those guaranties and assurances.

5. Representations. Each Borrower represents and warrants to Lenders that as of the date of this Agreement: (a) this Agreement has been duly authorized, executed, and delivered by each Borrower and each Subsidiary Guarantor; (b) no action of, or filing with, any Governmental Authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance of this Agreement other than the reporting and filing of this Agreement pursuant to Governmental Requirements regarding securities; (c) the Loan Documents, as amended by this Agreement, are valid and binding upon each Borrower and each Subsidiary Guarantor and are enforceable against each Borrower and each Subsidiary Guarantor in accordance with their respective terms, except as limited by Debtor Relief Laws and general principles of equity; (d) the execution, delivery, and performance of this Agreement does not require the consent of any other Person and do not and will not constitute a violation of any Governmental Requirements, order of any Governmental Authority, or material agreements to which any Borrower, Subsidiary Guarantor, or any of their respective Subsidiaries, is a party or by which any Borrower, Subsidiary Guarantor, or any of their respective Subsidiaries is bound; (e) all representations and warranties in the Loan Documents are true and correct in all material respects on and as of the date of this Agreement, except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement; and (f) both before and after giving effect to this Agreement, no Potential Default or Default exists.

6. Conditions. This Agreement shall not be effective unless and until:

(a) this Agreement is executed by each Borrower, each Subsidiary Guarantor, Administrative Agent, and each Lender under the Credit Agreement;

(b) the representations and warranties in this Agreement are true and correct in all material respects on and as of the date of this Agreement, except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement; and

(c) both before and after giving effect to this Agreement, no Default or Potential Default exists;

First Amendment to Credit Agreement	6

(d) Administrative Agent shall have received a replacement Note payable to the order of each Lender, executed by Borrower in the amount of such Lender’s respective Commitment as set forth on Schedule 1 attached hereto;

(e) Administrative Agent receives a certificate executed by Responsible Officer of each Borrower certifying (i) the name of each of its officers who are authorized to sign this Amendment and the other documents executed in connection herewith, (ii) a true and correct copy of the Resolutions of each Borrower that authorize the execution, delivery, and performance of this Amendment and the other documents executed in connection herewith, and (iii) that the Constituent Documents of each such Borrower have not been amended since July 23, 2004, and that the same are still in effect;

(f) Administrative Agent receives an opinion of counsel of Borrower in form and substance acceptable to Administrative Agent;

(g) Borrower shall have paid Administrative Agent all fees required to be paid by Borrower under the Loan Documents (including that certain Fee Letter dated August 18, 2006, by and among Administrative Agent and the Trust); and

(h) Administrative Agent receives notice addresses and federal tax identification numbers for each Subsidiary Guarantor.

7. Continued Effect. Except to the extent amended hereby or by any documents executed in connection herewith, all terms, provisions, and conditions of the Credit Agreement and the other Loan Documents, and all documents executed in connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.

8. Miscellaneous. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Agreement shall be construed — and its performance enforced — under Georgia law, (d) if any part of this Agreement is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Agreement may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

9. Parties. This Agreement binds and inures to each of the parties hereto and their respective successors and permitted assigns.

10. ENTIRETIES. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED BY THIS AGREEMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THE CREDIT AGREEMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of Page Intentionally Left Blank; Signature Pages to Follow.]

First Amendment to Credit Agreement	7

EXECUTED as of the day and year first mentioned.

INNKEEPERS USA TRUST, a Maryland real estate investment trust, as a Borrower

By:	/s/ Mark Murphy
Mark Murphy
General Counsel and Secretary

INNKEEPERS USA LIMITED PARTNERSHIP, a Virginia limited partnership, as a Borrower

By:	INNKEEPERS FINANCIAL CORPORATION, a Virginia corporation, General Partner

	By:	/s/ Mark Murphy
Mark Murphy Vice President and Secretary

Signature Page to First Amendment to Credit Agreement

WELLS FARGO BANK, N.A., as Administrative Agent and a Lender

By:	/s/ Edwin S. Poole, III
Name:	Edwin S. Poole, III
Title:	Vice President

Signature Page to First Amendment to Credit Agreement

CALYON NEW YORK BRANCH, as a Lender and Syndication Agent

By:	/s/ Joseph A. Asciolla
Name:	Joseph A. Asciolla
Title:	Managing Director

By:	/s/ David Bowers
Name:	David Bowers
Title:	Managing Director

Signature Page to First Amendment to Credit Agreement

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender and Syndication Agent

By:	/s/ Dean Whitehill
Name:	Dean Whitehill
Title:	Vice President

Signature Page to First Amendment to Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, as a Lender and Documentation Agent

By:	/s/ Wayne Robertson
Name:	Wayne Robertson
Title:	Senior Vice President

Signature Page to First Amendment to Credit Agreement

To induce Administrative Agent and Lenders to enter into this Amendment, the undersigned jointly and severally (a) consent and agree to the Amendment’s execution and delivery, (b) ratify and confirm that all guaranties, assurances, and liens granted, conveyed, or assigned to Administrative Agent and Lenders under the Loan Documents are not released, diminished, impaired, reduced, or otherwise adversely affected by the Amendment and continue to guarantee, assure, and secure the full payment and performance of all present and future Obligation, (c) agree to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional guaranties, assignments, security agreements, deeds of trust, mortgages, and other agreements, documents, instruments, and certificates as Administrative Agent may reasonably deem necessary or appropriate in order to create, perfect, preserve, and protect those guaranties, assurances, and liens, and (d) waive notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and their successors and permitted assigns and inures to the Administrative Agent and Lenders and their respective successors and permitted assigns.

SUBSIDIARY GUARANTORS:

INNKEEPERS RI GENERAL, L.P., a Virginia limited partnership

By:	INNKEEPERS RI GENERAL, INC., a Virginia corporation, General Partner

	By:	/s/ Mark A. Murphy
Mark A. Murphy
Vice President and Secretary

INNKEEPERS RESIDENCE PORTLAND, L.P., a Virginia limited partnership

By:	INNKEEPERS RESIDENCE PORTLAND, INC., a Virginia corporation, General Partner

	By:	/s/ Mark A. Murphy
Mark A. Murphy
Vice President and Secretary

Signature Page to First Amendment to Credit Agreement

INNKEEPERS SUNRISE TINTON FALLS, L.P., a Virginia limited partnership

By:	INNKEEPERS FINANCIAL CORPORATION IV, a Virginia corporation, General Partner

	By:	/s/ Mark A. Murphy
Mark A. Murphy
Vice President and Secretary

INNKEEPERS RESIDENCE EAST LANSING, L.P., a Virginia limited partnership

By:	INNKEEPERS RESIDENCE EAST LANSING, INC., a Virginia corporation, General Partner

	By:	/s/ Mark A. Murphy
Mark A. Murphy
Vice President and Secretary

INNKEEPERS RESIDENCE GRAND RAPIDS, L.P., a Virginia limited partnership

By:	INNKEEPERS RESIDENCE GRAND RAPIDS, INC., a Virginia corporation, General Partner

	By:	/s/ Mark A. Murphy
Mark A. Murphy
Vice President and Secretary

INNKEEPERS MORRISTOWN, LLC, a Virginia limited liability company

	By:	/s/ Mark A. Murphy
Mark A. Murphy
	Title:	Vice President

Signature Page to First Amendment to Credit Agreement

KPA LOUISVILLE, LLC, a Virginia limited liability company

By:	/s/ Mark A. Murphy
Mark A. Murphy
Title:	Vice President

Signature Page to First Amendment to Credit Agreement

SCHEDULE 1

PARTIES, ADDRESSES, COMMITMENTS, AND WIRING INFORMATION

Borrowers

Innkeepers USA Trust
Innkeepers USA Limited Partnership
340 Royal Poinciana Way, Suite 306 Palm Beach, Florida 33480
Attention: Mr. Dennis Craven Fax: 561-835-0457

Administrative Agent

Wells Fargo Bank, National Association
401 East Jackson Street, Suite 1450
Tampa, FL 33602
Attention: Edwin S. Poole III
Fax: 813-202-7201

Wiring Instructions:

Wells Fargo Bank, National Association
ABA: 121000248
Name: Wells Fargo Bank
Account: 278250720
Account Name: Wires-In-Process-DOC
Address: 2120 E. Park Place Ste 100 El Segundo, CA 90245
OBI/BBI: Innkeepers USA Trust Loan 100725
Attention: Joel T. Padilla 310-335-9439

Special Instructions: Please forward all notices to the attention of Ed Poole at Fax No. 813-202-7201 and Joel T. Padilla at Fax No. 310-615-1014

Schedule 1 to First Amendment to Credit Agreement

Lenders	Commitment	Pro Rata Share of the Commitments
Wells Fargo Bank, National Association	$75,000,000	36.58536585%
401 East Jackson Street, Suite 1450
Tampa, FL 33602
Attention: Edwin S. Poole III
Fax: 813-202-7201

Wiring Instructions:

Wells Fargo Bank, National Association
ABA: 121000248
Name: Wells Fargo Bank
Account: 278250720
Account Name: Wires-In-Process-DOC
Address: 2120 E. Park Place Ste 100
El Segundo, CA 90245
OBI/BBI: Innkeepers USA Trust Loan 100725
Attention: Joel T. Padilla 310-335-9439

Special Instructions: Please forward all notices to the attention of Ed Poole at Fax No. 813-202-7201 and Geraldine Joel T. Padilla at Fax No. 310-615-1014

Calyon New York Branch	$40,000,000	19.51219512%
1301 Avenue of the Americas
18th Floor Lodging Group
New York, NY 10019
Attention: David Bowers
E-mail: david.bowers@us.calyon.com
Telephone: 212-261-7831
Fax: 212-261-7532

Wiring Instructions:

Calyon New York Branch
City: New York
ABA No. 026008073
Account No. 0188179370100
Account Name: Client Banking Services
Reference: Innkeepers

Wachovia Bank, National Association	$55,000,000	26.82926829%
301 South College Street
Charlotte, NC 28288
Attention: David Blackman
E-mail: david.blackman@wachovia.com
Telephone: 704-374-6272
Fax: 704-383-6205

Wiring Instructions:

Wachovia Bank National Association
City: Charlotte, N.C.
ABA No.: 053000219
Account No. 01459168116011
Account Name: REIT
Reference: Innkeepers USA Trust
Attn: Taylor Ahlstrom

Schedule 1 to First Amendment to Credit Agreement

PNC Bank, National Association	$35,000,000	17.07317073%
One PNC Plaza
PI-POPP-19-2
Pittsburgh, PA 15222
Attention: Wayne Robertson
E-mail: wayne.robertson@pnc.com
Telephone: 412-762-8452
Fax: 412-762-6500

Wiring Instructions:

PNC Bank, National Association
City: Pittsburgh, PA
ABA No. 043000096
Account No. GL No. 130760016803
Account Name: Innkeepers USA Trust and Innkeepers
USA Ltd. Part.
Phone Advise: Victoria Dixon X 8-4279 victoria.dixon@pnc.com

Total Commitments	$205,000,000	100.00000000%

Schedule 1 to First Amendment to Credit Agreement